UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2018
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)
Registrant's telephone number, including area code:  (989) 839-5350
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 23, 2018, the Board of Directors (“Board”) of Chemical Financial Corporation (the “Corporation”), as part of its periodic review of the Corporation’s governing documents, approved certain administrative changes to the Corporation’s Bylaws (the “Bylaws”). The amendments became effective upon the Board’s approval, and included the following changes:

•
Section 4.02, Annual Meeting (of Shareholders)-revised to add that the Board can determine the date and time of the annual meeting of shareholders, which shall be before the end of the second calendar quarter;

•	Section 4.08, Proxies-revised to delete references to telegram and cablegram with respect to the electronic transmission of proxies;

•
Section 5.05, Annual Meeting (of the Board)-revised to delete specified and limited time periods for which the board must meet following the annual meeting of shareholders, and to instead provide that the Board shall meet each year following the annual meeting of shareholders;

•
Section 6.01, Notice-revised to delete references to telegram and cablegram, and to add a reference to electronic transmission, with respect to the delivery of notices of meetings required to be given to shareholders, directors or committees of directors;

•
Section 6.02, Waiver of Notice-revised to delete references to telegram and cablegram, and to add a reference to electronic transmission, with respect to the waiver of notice of the time, place and purpose of any meeting of shareholders, directors or committees of directors;

•	Section 8.01, Chair of the Board-revised to delete the provision that prohibited the Chair from being an officer or executive officer of the Corporation;

•	Section 8.06, Treasurer-revised to add that the Board may designate the Chief Financial Officer to also serve as Treasurer; and

•
Section 9.02, Contracts and Conveyances-revised to provide that any executive officer (rather than certain previously enumerated officers) of the Corporation may execute an instrument that has been authorized by the Board, but without specification of the executing officer or agent.

In addition, various sections in the bylaws were amended to revise “Chairman” to “Chair.”
The foregoing description of the changes made to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws of the Company, as amended through January 23, 2018, marked to show the changes made, which are filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

3.1	Bylaws of Chemical Financial Corporation, as amended through January 23, 2018 (marked to show changes to the Bylaws of Chemical Financial Corporation, as amended through January 20, 2009)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 26, 2018	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Dennis L. Klaeser
Dennis L. Klaeser
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

3.1	Bylaws of Chemical Financial Corporation, as amended through January 23, 2018 (marked to show changes to the Bylaws of Chemical Financial Corporation, as amended through January 20, 2009).